Note receivable	12 Months Ended
Sep. 30, 2014
Notes Receivable [Abstract]
Notes Receivable [Text Block]

Note 6 – Note receivable

In May 2011, we announced that we had signed a non-binding letter of intent to acquire privately-held Exigent Security Products, Inc. (“Exigent”). We have since discontinued our efforts to consummate this acquisition and we have terminated this letter of intent. During the year ended September 30, 2011 and in conjunction with the acquisition efforts, we advanced $47,500 to Exigent pursuant to a note receivable due in June 2012, which bears interest at 10% per annum and is collateralized by certain technology. The total principal and interest due has been fully reserved as of September 30, 2014 and 2013.